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THE OHIO NATIONAL LIFE INSURANCE COMPANY
OHIO NATIONAL VARIABLE ACCOUNT A
OHIO NATIONAL VARIABLE ACCOUNT B
OHIO NATIONAL VARIABLE ACCOUNT D

OHIO NATIONAL LIFE ASSURANCE CORPORATION
OHIO NATIONAL VARIABLE ACCOUNT R

SUPPLEMENT DATED NOVEMBER 1, 2001 TO THE FOLLOWING PROSPECTUSES DATED MAY 1, 2001 AND NOVEMBER 1, 2001:

"TOP TRADITION," "TOP PLUS," TOP EXPLORER" AND "RETIREMENT ADVANTAGE" VARIABLE ANNUITIES
"VARI-VEST V," "VARI-VEST ASSET BUILDER" AND "VARI-VEST SURVIVOR" VARIABLE LIFE INSURANCE

SUBSTITUTION OF FUNDS

We have applied for an order by the Securities and Exchange Commission to allow us to substitute the securities issued by the CAPITAL APPRECIATION portfolio of Ohio National Fund, Inc. in place of those issued by the STRONG MULTI CAP VALUE FUND II (formerly called the Strong Schafer Value Fund II). We propose to replace any contract values you might have in the Capital Appreciation portfolio with the same amount of contract value in the Strong Multi Cap Value Fund II.

There is no assurance the SEC will grant the requested order. If the requested order is issued, we will move all contract values that are then invested in the Strong Multi Cap Value Fund II into shares of equal value in the Capital Appreciation portfolio. These substitutions will be made at net asset value without any cost to you.

We are discontinuing the Strong Multi Cap Value Fund II as an available fund under the contracts because until 2001, the Strong Multi Cap Value Fund II was managed by David Schafer under a joint marketing alliance between Strong Capital Management, Inc. and Schafer Capital Management, Inc. Strong has now bought out Schafer's interest in that joint alliance and David Schafer is no longer managing the fund. We have not offered the fund in contracts issued since May 1, 2001.

The Capital Appreciation portfolio has substantially similar investment objectives as the Strong Multi Cap Value Fund II. See your fund prospectuses, dated May 1, 2001 for descriptions of both funds.

The Capital Appreciation portfolio has historically had lower fund expenses than the Strong Multi Cap Value Fund II. In 2000, the actual fund expenses incurred by the Strong Multi Cap Value Fund II would have been even higher had they not been reduced by their investment adviser through voluntary expense reductions. Neither of these funds has a 12b-1 distribution fee. The fund expense factors for 2000 were as follows:

                                                 STRONG MULTI CAP VALUE   CAPITAL APPRECIATION
                                                 ----------------------   --------------------
Management fees                                           1.00%                   0.80%
Other fund expenses                                       0.41%                   0.16%
Total fund expenses (without voluntary expense
  reductions)                                             1.41%                   0.96%
Voluntary expense reduction                               0.21%                   0.00%
Total fund expenses after voluntary expense
  reduction                                               1.20%                   0.96%

FREE TRANSFERS TO OTHER AVAILABLE FUNDS

Between now and until the date the SEC permits us to make the substitutions, you may transfer your contract values from the Strong Multi Cap Value Fund II to any other funds available under your contract. For up to 30 days after the date the substitutions occur, you may transfer your contract values from the Capital Appreciation portfolio to any other funds available under your contract. We will not charge you a transfer fee for any of those transfers. Those transfers will not count against the number of free transfers you are permitted to make without a fee.

If you do nothing, any contract values you have in the Strong Multi Cap Value Fund II will automatically be transferred into the Capital Appreciation portfolio, at net asset value and without any cost to you, if the SEC issues an order allowing us to make the proposed substitutions.